Final Execution Version

CONVEYANCE AND CONTRIBUTION AGREEMENT

This CONVEYANCE AND CONTRIBUTION AGREEMENT (the “Agreement”) dated as of October 6, 2008 (the “Effective Date”), is entered into by and among Higher Power Energy, LLC, a Texas limited liability company (“Higher Power”), Perpetual Energy Ltd., a United Kingdom private limited company (“Perpetual”), Higher Perpetual Energy, LLC, a Texas limited liability company (“Higher Perpetual”), DeWind SWI Wind Farms, LLC, a Delaware limited liability company (“Company”), LittlePringle1, LLC, a Delaware limited liability company (“LP1 Sub”), LittlePringle2, LLC, a Delaware limited liability company (“LP2 Sub”), BigPringle, LLC, a Delaware limited liability company (“Big Pringle Sub”), PD1, LLC, a Delaware limited liability company (“PD1 Sub”), DeWind Energy Development Company, LLC, a Nevada limited liability company (“DeWind”), and DeWind, Inc., a Nevada corporation (“DeWind, Inc.”).

RECITALS

WHEREAS, DeWind, Inc., is the sole member of DeWind;

WHEREAS, DeWind and Higher Perpetual have hereto formed the Company pursuant to the limited liability company agreement between such parties dated on or about the Effective Date (the “LLC Agreement”) for the purpose of serving as the sole initial holder of 100% of the limited liability company interest in each of LP1 Sub, LP2 Sub, Big Pringle Sub and PD1 Sub (each, a “Sub”, and collectively, the “Subs”);

WHEREAS, Higher Power and Perpetual have hereto formed Higher Perpetual pursuant to the company agreement of Higher Perpetual, dated as of July 27, 2007, by Higher Power and Perpetual;

WHEREAS, the Company has established the Subs for the purpose of erecting, owning and operating Wind Farms;

WHEREAS, Higher Power and its Affiliates hold the rights to the Assets and Leases and the Tax Abatement Agreement I and the Tax Abatement Agreement II, and Higher Power wishes to assign and cause the assignment of the Assets and Leases and the Tax Abatement Agreement I and the Tax Abatement Agreement II to the Subs as set forth herein on behalf of the Company and on behalf of Higher Perpetual and Perpetual wishes to assign to the Company cash on behalf of Higher Perpetual as a contribution by Higher Perpetual to the capital of the Company;

WHEREAS, DeWind, Inc., on behalf of DeWind, wishes to contribute a portion of the DW Contribution to the Subs as set forth herein on behalf of the Company and balance of the DW Contribution to the Company as set forth herein as a contribution by DeWind to the capital of the Company; and

WHEREAS, no later than the Effective Date, Higher Power, on behalf of the Company and Higher Perpetual as noted above, will execute and deliver to the applicable Sub a Lease Assignment assigning the Leases applicable to each such Sub, and cause the delivery of the Tax Abatement Assignment I and Pringle Wind I Assignment to the LP1 Sub, and cause the delivery of the Tax Abatement Assignment II and Pringle Wind II Assignment to the LP2 Sub;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the undersigned hereby agree as follows:

ARTICLE  1:  Definitions and Interpretation

1.1           Definitions.  Unless otherwise defined herein, all capitalized terms have the meanings assigned thereto in the LLC Agreement.  The following capitalized terms shall have the meanings given below:

(a)           “Affiliate” means with respect to any Person, any other Person Controlling, Controlled by, or under common Control with that first Person.  Notwithstanding the foregoing, neither (i) the Company nor the Subs shall be considered an Affiliate of DeWind or Higher Perpetual, nor (ii) Perpetual or Higher Perpetual shall be considered an Affiliate of Higher Power, for purposes of this Agreement.

(b)           “Agreement” has the meaning set forth in the preamble hereto, and includes the preamble, recitals and exhibits hereto.

(c)           “Assets” means collectively the LP1 Assets, LP2 Assets, Big Pringle Assets and PD1 Assets.

(d)           “Big Pringle Assets” means the items set forth in section 1 of Exhibit A hereto and any and all other Wind Resource Data, Books and Records, Contracts, Permits, Reports and any other properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned or hereafter acquired by Higher Power or its Affiliates and which are related to the Big Pringle Leases or the Wind Farm to be developed on the real estate subject to the Big Pringle Leases, including any and all communications, correspondence, and business dealings regarding the Big Pringle Assets, sent by Higher Power, Higher Perpetual or Perpetual to the Company, DeWind or DeWind, Inc., or their respective agents or representatives.

(e)           “Big Pringle Assignment” means the Assignment and Assumption Agreement between Higher Power and the Big Pringle Sub dated on or about the Effective Date under which Higher Power assigns the Big Pringle Leases to the Big Pringle Sub.

(f)            “Big Pringle Leases” means the leases and options set forth in Exhibit A to the Big Pringle Assignment.

(g)           “Big Pringle Sub” has the meaning set forth in the preamble hereto.

(h)           “Books and Records” means any and all data, reports, external, non-attorney privileged correspondence, maps, surveys and other business records.

(i)            “Commissioners Court” means the Commissioners Court of Hutchinson County, Texas.

(j)            “Company” has the meaning set forth in the preamble hereto.

(k)           “Contracts” means any agreements, whether written or oral, entered into by Higher Power or its Affiliates, including any interconnection agreements.

(l)            “Control”, “Controlling”, or “Controlled” means the possession, directly or indirectly and whether acting alone or in conjunction with others, of the authority to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

(m)          “DeWind” has the meaning set forth in the preamble hereto.

(n)           “DeWind, Inc.” has the meaning set forth in the preamble hereto.

(o)           “DW Contribution” means the purchase orders and related rights described on Exhibit B hereto and any other properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned or hereafter acquired by DeWind or its Affiliates and which are related to such assets, the contribution to the Company of $870,000 described in Section 2.4(b) and its agreement to contribute cash in the amount of, or property valued at, $1,184,122.

(p)          “Effective Date” has the meaning set forth in the preamble hereto.

(q)           “Governmental Authority” means any federal, state, local or other governmental, judicial, public or statutory instrumentality, tribunal, agency, authority, body or entity, or any political subdivision thereof having legal jurisdiction over the matter or Person in question.

(r)            “Guidelines” means the Guidelines and Criteria of the Commissioners Court of Hutchinson County, Texas, for Granting Tax Abatement in Reinvestment Zones Created in Hutchinson County, Texas, adopted by the Commissioners Court.

(s)           “Higher Perpetual” has the meaning set forth in the preamble hereto.

(t)            “Higher Power” has the meaning set forth in the preamble hereto.

(u)           “Laws” means any and all laws, statutes, ordinances, rules or regulations promulgated by a Governmental Authority, orders of a Governmental Authority, judicial decisions, decisions of arbitrators or determinations of any Governmental Authority or court.

(v)           “Lease Assignments” means collectively the LP1 Assignment, LP2 Assignment, Big Pringle Assignment and PD1 Assignment, and “Lease Assignment” means any of such Lease Assignments individually.

(w)          “Leases” means collectively the LP1 Leases, LP2 Leases, Big Pringle Leases and PD1 Leases, and “Lease” means any of such Leases individually.

(x)           “LLC Agreement” has the meaning set forth in the recitals hereto.

(y)           “LP1 Assets” means the items set forth in section 2 of Exhibit A hereto and any and all other Wind Resource Data, Books and Records, Contracts, Permits, Reports and any other properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned or hereafter acquired by Higher Power or its Affiliates and which are related to the LP1 Leases or the Wind Farm to be developed on the real estate subject to the LP1 Leases, including any and all communications, correspondence, and business dealings regarding the LP1 Assets, sent by Higher Power, Higher Perpetual or Perpetual to the Company, DeWind or DeWind, Inc., or their respective agents or representatives.

(z)           “LP1 Assignment” means the Assignment and Assumption Agreement between Higher Power and the LP1 Sub dated on or about the Effective Date under which Higher Power assigns the LP1 Leases to the LP1 Sub.

(aa)         “LP1 Leases” means the leases and options set forth in Exhibit A to the LP1 Assignment.

(bb)        “LP1 Sub” has the meaning set forth in the preamble hereto.

(cc)         “LP2 Assets” means the items set forth in section 3 of Exhibit A hereto and any and all other Wind Resource Data, Books and Records, Contracts, Permits, Reports and any other properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned or hereafter acquired by Higher Power or its Affiliates and which are related to the LP2 Leases or the Wind Farm to be developed on the real estate subject to the LP2 Leases, including any and all communications, correspondence, and business dealings regarding the LP2 Assets, sent by Higher Power, Higher Perpetual or Perpetual to the Company, DeWind or DeWind, Inc., or their respective agents or representatives.

(dd)        “LP2 Assignment” means the Assignment and Assumption Agreement between Higher Power and the LP2 Sub dated on or about the Effective Date under which Higher Power assigns the LP2 Leases to the LP2 Sub.

(ee)         “LP2 Leases” means the leases and options set forth in Exhibit A to the LP2 Assignment.

(ff)          “LP2 Sub” has the meaning set forth in the preamble hereto.

(gg)           “PD1 Assets” means the items set forth in section 4 of Exhibit A hereto and any and all other Wind Resource Data, Books and Records, Contracts, Permits, Reports and any other properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned or hereafter acquired by Higher Power or its Affiliates and which are related to the PD1 Leases or the Wind Farm to be developed on the real estate subject to the PD1 Leases, including any and all communications, correspondence, and business dealings regarding the PD1 Assets, sent by Higher Power, Higher Perpetual or Perpetual to the Company, DeWind or DeWind, Inc., or their respective agents or representatives.

(hh)        “PD1 Assignment” means the Assignment and Assumption Agreement between Higher Power and the PD1 Sub dated on or about the Effective Date under which Higher Power assigns the PD1 Leases to the PD1 Sub.

(ii)           “PD1 Leases” means the leases and options set forth in Exhibit A to the PD1 Assignment.

(jj)           “PD1 Sub” has the meaning set forth in the preamble hereto.

(kk)         “Permits” means (i) all licenses, consents, certificates (including permanent unconditional certificates of occupancy), approvals, permits and any authorizations or any sort whatsoever by or from any Governmental Authority, including any certificates of need, provider numbers and accreditation, and (ii) any applications filed or pending for the foregoing, including interconnection applications.

(ll)           “Perpetual” has the meaning set forth in the preamble hereto.

(mm)       “Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or any Governmental Authority.

(nn)        “Pringle Wind I” means Pringle Wind I, LLC, a Texas limited liability company.

(oo)        “Pringle Wind I Assignment” means the Assignment Agreement between Pringle Wind I and LP2 Sub, dated on or about the Effective Date, under which Pringle Wind I assigns all of its rights under the LP2 Assets to the LP2 Sub.

(pp)        “Pringle Wind II” means Pringle Wind II, LLC, a Texas limited liability company.

(qq)        “Pringle Wind II Assignment” means the Assignment Agreement between Pringle Wind II and LP1 Sub, dated on or about the Effective Date, under which Pringle Wind II assigns all of its rights under the LP1 Assets to the LP1 Sub.

(rr)          “Reports” means any and all reports and studies prepared by or for Higher Power or its Affiliates.

(ss)         “Subs” has the meaning set forth in the recitals hereto.

(tt)          “Tax Abatement Agreement I” means the tax abatement agreement dated August 25, 2008, between Hutchinson County, Texas, acting through the Commissioners Court, and Pringle Wind I, LLC.

(uu)        “Tax Abatement Agreement II” means the tax abatement agreement dated August 25, 2008, between Hutchinson County, Texas, acting through the Commissioners Court, and Pringle Wind II, LLC.

(vv)        “Tax Abatement Assignment I” means the Assignment and Assumption Agreement between Pringle Wind I and the LP2 Sub and to be acknowledged and to be consented to by Hutchinson County, Texas, acting through the Commissioners Court, expected no later than 60 days after the Effective Date, under which Pringle Wind I assigns all of its rights under the Tax Abatement Agreement I to the LP2 Sub.

(ww)       “Tax Abatement Assignment II” means the Assignment and Assumption Agreement between Pringle Wind II and the LP1 Sub and to be acknowledged and to be consented to by Hutchinson County, Texas, acting through the Commissioners Court, expected no later than 60 days after the Effective Date under which Pringle Wind II assigns all of its rights under the Tax Abatement Agreement II to the LP1 Sub.

(xx)          “Wind Resource Data” means any and all wind data obtained by Higher Power or its Affiliates.

1.2           Interpretation.  Unless otherwise expressly provided or unless required by the context in which any term appears:

(a)           the singular shall include the plural and the plural shall include the singular;

(b)           references to “Articles”, “Sections” or “Exhibits” shall be to articles, sections or exhibits of this Agreement;

(c)           the words “herein”, “hereof” and “hereunder” shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement;

(d)           references to any agreement, document or instrument shall mean a reference to such agreement, document or instrument as the same may be amended, modified, supplemented or replaced from time to time;

(e)           the use of the word “including” in this Agreement to refer to specific examples shall be construed to mean “including, without limitation” or “including but not limited to” and shall not be construed to mean that the examples given are an exclusive list of the topics covered; and

(f)           references to all applicable Laws shall mean a reference to such applicable Laws as the same may be amended, modified, supplemented or restated and be in effect from time to time, including rules and regulations promulgated thereunder.

ARTICLE  2:  Contributions and Consideration

2.1           Higher Power’s Contribution.  Higher Power, on behalf of Higher Perpetual as a capital contribution to the Company and on behalf of the Company as a capital contribution to the appropriate Sub, hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to:

(a)           the LP1 Sub, its successors and assigns, for its and their own use forever, all right, title and interest of Higher Power in and to the LP1 Assets and the LP1 Leases and shall deliver to the LP1 Sub the LP1 Assignment in exchange for the consideration stated in Section 2.5 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the LP1 Sub hereby accepts the LP1 Assets and LP1 Leases on behalf of the Company as a contribution to the capital of the Company, and the Company hereby acknowledges such contribution as a contribution to the capital of the Company;

(b)           the LP2 Sub, its successors and assigns, for its and their own use forever, all right, title and interest of Higher Power in and to the LP2 Assets and the LP2 Leases and shall deliver to the LP2 Sub the LP2 Assignment in exchange for the consideration stated in Section 2.5 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the LP2 Sub hereby accepts the LP2 Assets and the LP2 Leases on behalf of the Company as a contribution to the capital of the Company, and the Company hereby acknowledges such contribution as a contribution to the capital of the Company;

(c)           the Big Pringle Sub, its successors and assigns, for its and their own use forever, all right, title and interest of Higher Power in and to the Big Pringle Assets and the Big Pringle Leases and shall deliver to the Big Pringle Sub the Big Pringle Assignment in exchange for the consideration stated in Section 2.5 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the Big Pringle Sub hereby accepts the Big Pringle Assets and Big Pringle Leases on behalf of the Company as a contribution to the capital of the Company, and the Company hereby acknowledges such contribution as a contribution to the capital of the Company; and

(d)           the PD1 Sub, its successors and assigns, for its and their own use forever, all right, title and interest of Higher Power in and to the PD1 Assets and the PD1 Leases and shall deliver to the PD1 Sub the PD1 Assignment in exchange for the consideration stated in Section 2.5 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the PD1 Sub hereby accepts the PD1 Assets and PD1 Leases on behalf of the Company as a contribution to the capital of the Company, and the Company hereby acknowledges such contribution as a contribution to the capital of the Company, and Higher Perpetual and Perpetual hereby agree that they shall procure the grant, contribution, bargain, sale, conveyance, assignment, transfer, set over and delivery to be made by Higher Power as set forth in Sections 2.1 (a) through (d) above.  In furtherance of this Section 2.1, Higher Power shall deliver the Lease Assignments to the Subs no later than the Effective Date.

2.2           Perpetual’s Contribution.  Perpetual, on behalf of Higher Perpetual as a capital contribution to the Company, hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to the Company $87,500.

2.3           Deliverables of Higher Power’s Affiliates.  Higher Power shall cause:

(a)           Pringle Wind I to execute and deliver to the LP2 Sub (i) the Tax Abatement Assignment I, and to use commercially reasonable efforts to cause the Tax Abatement Assignment I to be duly executed and agreed to by the Commissioners Court, no later than 60 days after the Effective Date and (ii) the Pringle Wind I Assignment no later than the Effective Date; and

(b)           Pringle Wind II to execute and deliver to the LP1 Sub (i) the Tax Abatement Assignment II, and to use commercially reasonable efforts to cause the Tax Abatement Assignment II to be duly executed and agreed to by the Commissioners Court, no later than 60 days after the Effective Date and (ii) the Pringle Wind II Assignment no later than the Effective Date.

2.4           DeWind’s Contribution.  DeWind, Inc., on behalf of DeWind as a capital contribution to the Company and on behalf of the Company as a capital contribution to the appropriate Sub, hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to

(a)           LP1 Sub, its successors and assigns, for its and their own use forever, that portion of the DW Contribution designated on Exhibit B to be contributed to LP1 Sub, subject to obtaining any necessary consents;

(b)           the Company, its successors and assigns, for its and their own use forever, cash in an amount valued at $870,000; and

(c)           the Company, its successors and assigns, for its and their own use forever, its commitment to make the balance of the DW Contribution as and when the Management Committee of the Company requests;

in exchange for the consideration stated in Section 2.6 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the Company hereby accepts the DW Contribution as a contribution to the capital of the Company.

2.5           Higher Perpetual’s Consideration for Contributions.  In consideration for the contribution of the Assets and Leases to the Subs on behalf of the Company and the execution and delivery of the Lease Agreements, the Tax Abatement Assignment I, the Tax Abatement Assignment II, the Pringle Wind I Assignment and Pringle Wind II Assignment and the contribution by Perpetual pursuant to Section 2.2, the Company hereby (a) issues, grants, contributes, bargains, sells, conveys, transfers, sets over and delivers to Higher Perpetual an interest in the Company as described in the LLC Agreement and (b) executes and delivers to Higher Perpetual the Developer Agreement dated as of the Effective Date by and among Perpetual, Higher Power, Higher Perpetual, the Company and DeWind.

2.6           DeWind’s Consideration for Contributions.  In consideration for the contribution of the DW Contribution to LP1 Sub and the Company, the Company hereby issues, grants, contributes, bargains, sells, conveys, transfers, sets over and delivers to DeWind an interest in the Company as described in the LLC Agreement.

2.7           Company’s Allocation of the Initial Capital Contribution.  The Company shall allocate the initial capital contributed to the Subs among the Subs and the Company in the manner determined by unanimous consent of the Management Committee of the Company.

ARTICLE  3:  Representations and Warranties

3.1           Higher Power’s Representations and Warranties.  Higher Power represents and warrants to DeWind, the Company and each of the Subs as follows:

(a)           Higher Power and its Affiliates have good and marketable title to the Assets and Leases free and clear of any liens, claims or other encumbrances, other than Permitted Encumbrances (as defined in the Developer Agreement), and this Agreement, the Lease Assignments, the Tax Abatement Assignment I, upon the consent of Hutchinson County, Texas, acting through the Commissioners Court, the Tax Abatement Assignment II, upon the consent of Hutchinson County, Texas, acting through the Commissioners Court, the Pringle Wind I Assignment and Pringle Wind II Assignment are effective to convey to the respective Subs the Assets and Leases and all title and interest thereto.

(b)           None of Higher Power or any of its Affiliates has entered into any other contracts, subleases (written or oral), licenses, or other agreements concerning a conveyance of all rights, titles, interest, or privileges of Higher Power or any of its Affiliates under any Lease.

(c)           There is no action, suit, proceeding, inquiry or investigation pending or threatened by or before any court or Governmental Authority against Higher Power or any of its Affiliates that would prevent or hinder the performance by Higher Power of its obligations under this Agreement or the consummation of the transactions contemplated hereby.

(d)           None of Higher Power or any of its Affiliates has received any written notice from any Governmental Authority or quasigovernmental agency requiring the correction of any condition with respect to the real estate subject to the Leases, or any part thereof, by reason of a violation of any Law.  Higher Power shall advise DeWind, the Company and the applicable Sub promptly of any such notice received by Higher Power or any of its Affiliates of any such violation.

(e)           None of Higher Power or any of its Affiliates is in default upon the terms of any Lease.  No lessor of a Lease has accused Higher Power or any of its Affiliates, orally or in writing, of being in default upon a Lease.  Higher Power agrees to promptly notify DeWind, the Company and the applicable Sub in the event Higher Power or any of its Affiliates is accused, orally or in writing, of any default upon the terms and conditions of a Lease.

(f)           None of Higher Power or any of its Affiliates has declared or accused any lessor of a Lease of being in default.  Higher Power agrees to promptly notify DeWind, the Company and the applicable Sub in the event Higher Power or any of its Affiliates declares or accuses any lessor of a Lease as being in default.

(g)           Higher Power shall remain current and in compliance with all rents, payment obligations, and duties required pursuant to each Lease until such time as Higher Power’s rights and all rights of all Affiliates of Higher Power under a Lease are conveyed to the applicable Sub.

(h)           Higher Power shall, at Higher Power’s expense, cure or cause the cure of any event of Higher Power’s default and the default of any Affiliate of Higher Power upon a Lease, provided such event of default arises prior to Higher Power’s conveyance of such Lease and the conveyance of all the rights and interests of any such Affiliate to the applicable Sub.

(i)            Higher Power’s grant, contribution, bargain, sale, conveyance, assignment, transfer, set over and delivery of an Asset or a Lease does not and will not constitute a breach of Higher Power’s obligations under such Asset or Lease or any other agreement.

(j)            Pringle Wind I has duly executed and delivered the Tax Abatement Agreement I in accordance with the Guidelines.

(k)           Pringle Wind II has duly executed and delivered the Tax Abatement Agreement II in accordance with the Guidelines.

3.2           Representations and Warranties - All Parties.  Each party hereto represents and warrants to each other party hereto as follows:

(a)           Such party hereto is duly organized and validly existing under the laws of its state of incorporation or formation (as applicable).

(b)           Such party hereto is qualified to do business and is in good standing in the State of Texas.

(c)           Such party hereto has full legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

(d)           Each of the Persons executing this Agreement on behalf of such party hereto is authorized to do so.

(e)           This Agreement constitutes a legal, valid and binding obligation of such party hereto, enforceable in accordance with its terms.

3.3           Perpetual’s Representation and Warranty.  Perpetual represents and warrants to DeWind, the Company and each of the Subs that none of Perpetual or any of its Affiliates has any right or interest in the Leases, Assets or any other property related to the Wind Farms intended to be developed on the real estate subject to the Leases.

ARTICLE  4:  Title Matters

4.1           Subrogation.  The contribution of Assets and Leases made under Section 2.1 is made with full rights of substitution and subrogation of the Subs and all Persons claiming by, through and under the applicable Sub to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of Higher Power and its Affiliates, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets and Leases other than predecessors in title.

ARTICLE  5:  Further Assurances

5.1           Higher Power Assurances.  From time to time after the Effective Date, and without any further consideration, Higher Power shall (and shall cause its Affiliates to) execute, acknowledge and deliver all such additional deeds, assignments, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable Laws, as may be necessary or appropriate more fully to (i) assure each Sub and its successors and assigns of all the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to each such Sub or intended so to be, and (ii) ensure all Leases presented by Higher Power to the Subs in accordance with this Agreement are in a form in all material respects that is reasonably acceptable to DeWind, the Company and the applicable Sub.

5.2           General Assurances.  From time to time after the date hereof, and without any further consideration, each party hereto shall (and in the case of Higher Power and Perpetual shall cause its respective Affiliates to) execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable Laws, as may be necessary or appropriate more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE  6:  Limited Power of Attorney

6.1           Higher Power’s Grant of Power of Attorney.  Higher Power hereby constitutes and appoints the Company and each Sub as attorney-in-fact of each of Higher Power and its Affiliates for it and in its name, place and stead, to execute and deliver assignments, deeds and other documents regarding the Assets and Leases, and to take actions regarding the Assets and Leases, as may be necessary for the limited purpose of vesting in the Company and the Subs title to the Assets and Leases as contemplated by this Agreement.  Notwithstanding the foregoing, this limited power of attorney shall not confer any rights on any Person regarding any property or other matter that is not the Assets and Leases or is not intended to be conveyed to the Company or the Subs hereunder.  Higher Power hereby declares that this appointment is coupled with an interest and shall be irrevocable.

ARTICLE  7:  Miscellaneous

7.1           Costs.  The Company shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made or to be caused to be made hereunder by it and its Affiliates and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith.

7.2           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

7.3           No Third Party Rights.  The provisions of this Agreement are intended to bind the parties hereto as to each other and are not intended to and do not create rights in any other Person or confer upon any other Person any benefits, rights or remedies and no Person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

7.4           Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding the parties hereto.

7.5           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply.

7.6           Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the Laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

7.7           Bill of Sale; Assignment.  To the extent required by applicable law, this Agreement shall also constitute a “bill of sale” or “assignment” of the Assets and Leases.

7.8           Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

7.9           Joint Preparation.  The parties hereto have collectively prepared this Agreement, and none of the provisions hereof shall be construed against one party hereto on the ground that such party is the author of this Agreement or any part hereof.

7.10         Disputes.  Any Dispute between any of the parties hereto or their Affiliates in relation to this Agreement or the transactions contemplated hereby shall be settled in accordance with Exhibit K to the Developer Agreement, provided that references to “Parties” in such exhibit of the LLC Agreement shall be references to the parties hereto.

7.11         Entire Agreement.  This Agreement and the Lease Assignments contain the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous written and oral agreements, proposals, negotiations, understandings and representations pertaining to the subject matter hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the Effective Date.

HIGHER POWER ENERGY, LLC	PERPETUAL ENERGY LTD

/s/	/s/
By:	By:

Name:	Name:

Title:	Title:

HIGHER PERPETUAL ENERGY, LLC	DEWIND SWI WIND FARMS, LLC

/s/	/s/
By:	By:

Name:	Name:

Title:	Title:

LITTLEPRINGLE1, LLC	LITTLEPRINGLE2, LLC

/s/	/s/
By:	By:

Name:	Name:

Title:	Title:

BIGPRINGLE, LLC	PD1, LLC

/s/	/s/
By:	By:

Name:	Name:

Title:	Title:

DEWIND ENERGY DEVELOPMENT COMPANY, LLC	DEWIND, INC.

/s/	/s/
By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

ASSETS

1.	Big Pringle Assets

(a)
Assessment of the Energy Production of the Proposed Pringle Wind I & II Wind Farms, dated June 17, 2008, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to Big Pringle Sub).

(b)
Boundary Survey dated October 4, 2007 by Dwayne R. Gresham, Gresham & Associates, Inc., of Big Pringle Site, Sections 91, 92, 93, 109, 110, 111, 112, 125, the South half of Sections 76, 90, the East half of Section 94, and Northwest Quarter and South half of Section 75, Block 5T, T. & N.O. RR Co Survey, Hutchinson County, Texas.

(c)	Document “BP_RevisedTitleSearch.pdf”, titled “Pioneer-Lawyers Land Title Services: [Section 2, Block M-24, T.C.R.R. Survey, Hutchinson County, Texas]”.

(d)	Document “JV_KeyFamilyLease_UnsignedCopy.doc”, a blank form of a lease agreement between Higher Power and a landowner (to the extent applicable to Big Pringle Sub).

(e)	Document “JV_Generic_NonDisturbanceAgreement.DOC”, a blank form of a Nondisturbance and Attornment Agreement between a mortgagee and a project company (to the extent applicable to Big Pringle Sub).

(f)
Feasibility Study of the Energy Production of the Proposed Big Pringle, Little Pringle, and H&H Wind Farms in Texas, dated December 21, 2007, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to Big Pringle Sub).

(g)
Interconnection Feasibility Study Agreement (GEN-2007-005) dated as of February 19, 2007 by Higher Power and Southwest Power Pool, Inc., a corporation existing under the laws of the State of Arkansas, with accompanying letter dated February 23, 2007 from Southwest Power Pool to Richard C. Gross P.E. Inc. regarding Feasibility Study GEN-2007-005.

(h)	Map “BP_Map.bmp” by DeLorme of Big Pringle Wind Farm.

(i)	Proposed Wind Power Site: Big Pringle, Site Reconnaissance and Avian Report, dated August 26, 2007, prepared by Dr. Richard Harris Podolsky for Higher Power.

(j)	Spreadsheet “BP_MetData_2007.xls” containing wind, power, and other data.

(k)	Spreadsheet “BP_MetData_2008.xls” containing wind, power, and other data.

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(l)	Spreadsheet “JV_OldProjectStatus_Dec07.xls” titled “HPE PROJECT LIST 12/02/2007” containing data regarding Little Pringle, Palo Duro, and Big Pringle (to the extent applicable to Big Pringle Sub).

(m)	Spreadsheet “JVProjects_DevelopmentCosts.xls” listing development phase cash flows for Little Pringle, Big Pringle, and Palo Duro (to the extent applicable to Big Pringle Sub).

(n)
Study by Renewable Resource Consultants, LLC for “CLIENT: Balfour Beatty Construction; PROJECT: Big Pringle Preliminary; LOCATION: Hutchison County, Texas; NUMBER: 080168” regarding tests performed on August 8, 2008 and on other dates.

(o)	Title search by Pioneer-Lawyers Land Title Services dated as of April 4, 2008, regarding “Section 2, Block M--24, T.C.R.R. Survey, Hutchinson County, Texas”.

2.	LP1 Assets

(a)	Assessment of the Energy Production of the Proposed Little Pringle Wind Farm, dated April 29, 2008, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to LP1 Sub).

(b)	Assessment of the Energy Production of the Proposed Pringle Wind I & II Wind Farms, dated June 17, 2008, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to LP1 Sub).

(c)
Boundary Survey dated May 2, 2008 by Dwayne R. Gresham, Gresham & Associates, Inc., of Pringle Wind I and II, Section 7, Jno M Swisher Survey, & Section 2, Block M24, T. C. & Ry. Co. Survey, Hutchison County, Texas (to the extent applicable to LP1 Sub).

(d)
Boundary Survey dated September 4, 2007 by Dwayne R. Gresham, Gresham & Associates, Inc., of Little Pringle Site, Section 1, Block M24, T C & Ry Co Survey, Hutchison County, Texas (to the extent applicable to LP1 Sub).

(e)	Construction Notice of Intent, filed by Higher Power on August 25, 2008 with the Texas Commission on Environmental Quality.

(f)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW I-1 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2899-OE).

(g)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW I-2 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2900-OE).

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(h)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW I-3 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2901-OE).

(i)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW I-4 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2902-OE).

(j)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW I-5 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2903-OE).

(k)	Document “JV_KeyFamilyLease_UnsignedCopy.doc”, a blank form of a lease agreement between Higher Power and a landowner (to the extent applicable to LP1 Sub).

(l)	Document “JV_Generic_NonDisturbanceAgreement.DOC”, a blank form of a Nondisturbance and Attornment Agreement between a mortgagee and a project company (to the extent applicable to LP1 Sub).

(m)	Document “LP1_InterconnectAgmnt_Addendum.doc”, titled “Addendum to Interconnection Agreement”.

(n)	Document “LP_RevisedTitleSearch.pdf”, titled “Little Pringle Title Search”.

(o)	Document “LP_SiteDescription.doc”, titled “Little Pringle Site: Approx. 505 Acres”.

(p)	Document “LP_SPSAvoidedCosts_GeneralNotes.doc”, titled “Subject: Avoided costs-SPS” (to the extent applicable to LP1 Sub).

(q)	Draft dated February 2008 of Wind Generation Purchase Agreement between Higher Power and Southwestern Public Service Company.

(r)	Draft dated September 2008 of Wind Generation Purchase Agreement between Sunray Wind, LLC and Southwestern Public Service Company.

(s)	Electrical One Line Diagram for “Higher Power Energy, LLC; Pringle I - 10 MW Wind Turbine Generator Project; Hutchison County, Texas”, dated June 26, 2008, by Richard C. Gross P.E., Inc.

(t)
Electrical Substation Conceptual Equipment Plan and Elevations for “Pringle, Texas; Higher Power LLC; 10 MW Wind Farm”, dated June 26, 2008, by Richard C. Gross P.E., Inc. (to the extent applicable to LP1 Sub).

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(u)
Feasibility Study of the Energy Production of the Proposed Big Pringle, Little Pringle, and H&H Wind Farms in Texas, dated December 21, 2007, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to LP1 Sub).

(v)	Letter dated August 20, 2007 from Brittany Seward, Cooley Manion Jones LLP, to Mark Patkunas and Jeff Martin, with attached Title Search for Little Pringle (to the extent applicable to LP1 Sub).

(w)
Letter dated February 4, 2008 from James R. Brannen, Southwestern Public Service Company d/b/a Xcel Energy, to Mark Patkunas, Higher Power, with attached Design Guide and Engineering Estimate executed as of February 8, 2008 by Southwestern Public Service Company d/b/a Xcel Energy and as of April 10, 2008 by Higher Power.

(x)	Letter dated October 1, 2007 from James R. Brannen, Southwestern Public Service Company d/b/a Xcel Energy, to Mark Patkunas, Higher Power, with attached Design Guide and Engineering Estimate.

(y)	Letter from the Texas Commission on Environmental Quality regarding TPDES General Permit for Construction Storm Water Runoff: Storm Water Notice of Intent Authorization.

(z)
Letter from Xcel Energy Services Inc. to the Public Utility Commission of Texas, dated February 28, 2008, regarding “Project No. 18692 Avoided Cost Availability of Electric Utility System Cost Data Pursuant to Subst. R. 25.242(e)(2) [formerly Subst. R. 23.66(c)(1)]” with attached update to Southwestern Public Service Company’s February 15, 2008 informational data filing pursuant to the Commission’s Substantive Rule 25.242(e)(2), Availability of Electric Utility System Cost Data (to the extent applicable to LP1 Sub).

(aa)	Map “LP_GeographicLayout.bmp” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP1 Sub).

(bb)	Map “LP_Map.jpg” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP1 Sub).

(cc)	Map “LP_ProposedExpansion.bmp” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP1 Sub).

(dd)	Map “LP1and2_FAA_TurbineLayout.bmp” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP1 Sub).

(ee)
Preliminary Geotechnical Evaluation: Little Pringle Wind Farm, Hutchinson County, Texas, Apex Project No. 107-229, dated November 2007, prepared by Apex Geoscience Inc. for Higher Power (to the extent applicable to LP1 Sub).

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(ff)	Proposed Wind Power Site: Pringle Wind, Site Reconnaissance and Avian Report, dated August 26, 2007, prepared by Dr. Richard Harris Podolsky for Higher Power (to the extent applicable to LP1 Sub).

(gg)
Storm Water Construction General Permit, Texas Commission on Environmental Quality, Permit No. TXR15MH51, issued to Pringle Wind Farm (project) and Higher Power (operator) with coverage effective August 25, 2008 (to the extent applicable to LP1 Sub).

(hh)	Spreadsheet “JV_OldProjectStatus_Dec07.xls” titled “HPE PROJECT LIST 12/02/2007” containing data regarding Little Pringle, Palo Duro, and Big Pringle (to the extent applicable to LP1 Sub).

(ii)	Spreadsheet “JVProjects_DevelopmentCosts.xls” listing development phase cash flows for Little Pringle, Big Pringle, and Palo Duro (to the extent applicable to LP1 Sub).

(jj)	Spreadsheet “LP_TypicalDayEnergyProfileForD8.2.xls” containing wind, power, and other data (to the extent applicable to LP1 Sub).

(kk)
Suggested Form of Agreement Between Owner and Design/Builder on the Basis of a Stipulated Price, between HPE DeWind, a joint venture, as owner, and Balfour Beatty Wind Group, a joint venture, as design/builder, for Phase I of the Pringle Wind Farm, with all attached schedules, exhibits, annexes, and other documentation (including the Escrow Agreement).

(ll)	Tax Abatement Agreement between Hutchinson County, Texas, and Pringle Wind I, LLC, a Texas limited liability company, dated August 25, 2008.

3.	LP2 Assets

(a)	Assessment of the Energy Production of the Proposed Little Pringle Wind Farm, dated April 29, 2008, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to LP2 Sub).

(b)	Assessment of the Energy Production of the Proposed Pringle Wind I & II Wind Farms, dated June 17, 2008, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to LP2 Sub).

(c)
Boundary Survey dated May 2, 2008 by Dwayne R. Gresham, Gresham & Associates, Inc., of Pringle Wind I and II, Section 7, Jno M Swisher Survey, & Section 2, Block M24, T. C. & Ry. Co. Survey, Hutchison County, Texas (to the extent applicable to LP2 Sub).

(d)
Boundary Survey dated September 4, 2007 by Dwayne R. Gresham, Gresham & Associates, Inc., of Little Pringle Site, Section 1, Block M24, T C & Ry Co Survey, Hutchison County, Texas (to the extent applicable to LP2 Sub).

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(e)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW II-1 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2904-OE).

(f)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW II-2 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2905-OE).

(g)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW II-3 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2906-OE).

(h)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW II-4 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2907-OE).

(i)
Determination of No Hazard to Air Navigation, concerning Wind Turbine PW II-5 at Stinnett, TX, issued by the Federal Aviation Administration by letter dated August 16, 2008 to Higher Power (Aeronautical Study No. 2008-WTW-2908-OE).

(j)	Document “JV_KeyFamilyLease_UnsignedCopy.doc”, a blank form of a lease agreement between Higher Power and a landowner (to the extent applicable to LP2 Sub).

(k)	Document “JV_Generic_NonDisturbanceAgreement.DOC”, a blank form of a Nondisturbance and Attornment Agreement between a mortgagee and a project company (to the extent applicable to LP2 Sub).

(l)	Document “LP_SPSAvoidedCosts_GeneralNotes.doc”, titled “Subject: Avoided costs-SPS” (to the extent applicable to LP2 Sub).

(m)	Draft of Lease between Lance and Sahala Gaillard, as owner, and Higher Power, as lessee, for approximately 678 acres of land, with all exhibits.

(n)	Draft of Nondisturbance and Attornment Agreement between Great Plains Ag Credit, FLCA, and LittlePringle2, LLC.

(o)	Electrical One Line Diagram for “Higher Power Energy, LLC; Pringle II - 10 MW Wind Turbine Generator Project; Hutchison County, Texas”, dated June 26, 2008, by Richard C. Gross P.E., Inc.

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(p)
Electrical Substation Conceptual Equipment Plan and Elevations for “Pringle, Texas; Higher Power LLC; 10 MW Wind Farm”, dated June 26, 2008, by Richard C. Gross P.E., Inc. (to the extent applicable to LP2 Sub).

(q)
Feasibility Study of the Energy Production of the Proposed Big Pringle, Little Pringle, and H&H Wind Farms in Texas, dated December 21, 2007, by Garrad Hassan America, Inc., for Higher Perpetual (to the extent applicable to LP2 Sub).

(r)	Letter dated August 20, 2007 from Brittany Seward, Cooley Manion Jones LLP, to Mark Patkunas and Jeff Martin, with attached Title Search for Little Pringle (to the extent applicable to LP2 Sub).

(s)
Letter from Xcel Energy Services Inc. to the Public Utility Commission of Texas, dated February 28, 2008, regarding “Project No. 18692 Avoided Cost Availability of Electric Utility System Cost Data Pursuant to Subst. R. 25.242(e)(2) [formerly Subst. R. 23.66(c)(1)]” with attached update to Southwestern Public Service Company’s February 15, 2008 informational data filing pursuant to the Commission’s Substantive Rule 25.242(e)(2), Availability of Electric Utility System Cost Data (to the extent applicable to LP2 Sub).

(t)	Map “LP_GeographicLayout.bmp” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP2 Sub).

(u)	Map “LP_Map.jpg” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP2 Sub).

(v)	Map “LP_ProposedExpansion.bmp” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP2 Sub).

(w)	Map “LP1and2_FAA_TurbineLayout.bmp” by DeLorme of Little Pringle Wind Farm (to the extent applicable to LP2 Sub).

(x)	Map “LP2_FAA_TurbineLayout.bmp” by DeLorme of Little Pringle Wind Farm.

(y)
Preliminary Geotechnical Evaluation: Little Pringle Wind Farm, Hutchinson County, Texas, Apex Project No. 107-229, dated November 2007, prepared by Apex Geoscience Inc. for Higher Power (to the extent applicable to LP2 Sub).

(z)	Proposed Wind Power Site: Pringle Wind, Site Reconnaissance and Avian Report, dated August 26, 2007, prepared by Dr. Richard Harris Podolsky for Higher Power (to the extent applicable to LP2 Sub).

(aa)
Storm Water Construction General Permit, Texas Commission on Environmental Quality, Permit No. TXR15MH51, issued to Pringle Wind Farm (project) and Higher Power (operator) with coverage effective August 25, 2008 (to the extent applicable to LP2 Sub).

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(bb)	Spreadsheet “JV_OldProjectStatus_Dec07.xls” titled “HPE PROJECT LIST 12/02/2007” containing data regarding Little Pringle, Palo Duro, and Big Pringle (to the extent applicable to LP2 Sub).

(cc)	Spreadsheet “JVProjects_DevelopmentCosts.xls” listing development phase cash flows for Little Pringle, Big Pringle, and Palo Duro (to the extent applicable to LP2 Sub).

(dd)	Spreadsheet “LP_TypicalDayEnergyProfileForD8.2.xls” containing wind, power, and other data (to the extent applicable to LP2 Sub).

(ee)
Suggested Form of Agreement Between Owner and Design/Builder on the Basis of a Stipulated Price, between HPE DeWind, a joint venture, as owner, and Balfour Beatty Wind Group, a joint venture, as design/builder, for Phase II of the Pringle Wind Farm, with all attached schedules, exhibits, annexes, and other documentation (including the Escrow Agreement).

(ff)	Tax Abatement Agreement between Hutchinson County, Texas, and Pringle Wind II, LLC, a Texas limited liability company, dated August 25, 2008.

4.	PD1 Assets

(a)	Document “JV_KeyFamilyLease_UnsignedCopy.doc”, a blank form of a lease agreement between Higher Power and a landowner (to the extent applicable to PD1 Sub).

(b)	Document “JV_Generic_NonDisturbanceAgreement.DOC”, a blank form of a Nondisturbance and Attornment Agreement between a mortgagee and a project company (to the extent applicable to PD1 Sub).

(c)
Interconnection Feasibility Study Agreement (GEN-2007-048) dated as of October 23, 2007 by Higher Power and Southwest Power Pool, Inc., a corporation existing under the laws of the State of Arkansas, along with accompanying letters dated October 18, 2007 and October 25, 2007, respectively, each from Southwest Power Pool to Mark Patkunas at Higher Power regarding Feasibility Study GEN-2007-048, and along with other accompanying documentation.

(d)	Map “PD_Map.bmp” by DeLorme of Palo Duro Wind Farm.

(e)	Spreadsheet “JV_OldProjectStatus_Dec07.xls” titled “HPE PROJECT LIST 12/02/2007” containing data regarding Little Pringle, Palo Duro, and Big Pringle (to the extent applicable to PD1 Sub).

(f)	Spreadsheet “JVProjects_DevelopmentCosts.xls” listing development phase cash flows for Little Pringle, Big Pringle, and Palo Duro (to the extent applicable to PD1 Sub).

(g)	Spreadsheet “PD_MetData_2007.xls” containing wind, power, and other data.

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(h)	Spreadsheet “PD_MetData_2008.xls” containing wind, power, and other data.

(i)	Spreadsheet “PD_WindData_2007.xls” containing wind, power, and other data.

(j)	Spreadsheet “PD_WindData_2008.xls” containing wind, power, and other data.

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EXHIBIT B
DW CONTRIBUTION

Assets and Property Contributed to LP1 Sub

•	Existing purchase orders entered into by DeWind, Inc., with Balfour Beatty with respect to the construction of the LP1 Sub wind farm

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